J.P. MORGAN TRUST II

JPMorgan International Equity Funds

JPMorgan International Research Enhanced Equity Fund

(the “Fund”)

(All Share Classes)

Supplement dated June 10, 2022

to the current Prospectuses and Statement of Additional Information

Effective as of the close of business on June 10, 2022, the assets of the Fund were transferred to JPMorgan International Research Enhanced Equity ETF (the “Acquiring Fund”), a series of J.P. Morgan Exchange-Traded Fund Trust, in a tax-free reorganization, and shareholders of the Fund became shareholders of the Acquiring Fund.

As a result, the Fund is no longer offered for investment, and all references to the Fund in the Prospectuses and the Statement of Additional Information are removed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-IREE-622